Other assets (Details) - USD ($) $ in Thousands	Dec. 31, 2021	Dec. 31, 2020
Other assets.
Reinsurance assets	$ 11,726	$ 10,077
Prepayments	1,192	1,954
Tax receivable	2,161	10,100
Other receivables	20,094	12,240
Total other assets	$ 35,173	$ 34,371